Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Note 23—Subsequent Events

On January 9, 2026, the Company announced that our Board has authorized a $120 million share repurchase program (the “Share Repurchase Program”). Purchases under the Share Repurchase Program may be made from time to time through a variety of methods, which may include open-market purchases, privately negotiated transactions, or other methods permitted under applicable securities laws. The timing and amount of any repurchases pursuant to the Share Repurchase Program will be determined based on market conditions, share price and other factors. The Share Repurchase Program does not require the Company to repurchase any specific number of shares, and may be modified, suspended or terminated at any time without notice.

No other events have occurred after the reporting date that would influence the evaluation of these consolidated financial statements.